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                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

                               ASSET BACKED NOTES
                            ASSET BACKED CERTIFICATES

                       DEALER AUTO RECEIVABLES CORPORATION
                                    (SELLER)


                             UNDERWRITING AGREEMENT

                                                                          , 2000

[NAME OF REPRESENTATIVE]
As Representative of the
Several Underwriters named
on Schedule I hereto,
[Address]

Dear Sirs:

                  Dealer Auto Receivables Corporation, a Delaware corporation (the "Depositor"), proposes to form an owner trust, Dealer Auto Receivables Owner Trust 200_-_ (the "Issuer"), pursuant to a Trust Agreement (the "Trust Agreement") to be dated as of _________, 200_ between the Depositor and ___________, as owner trustee (the "Owner Trustee"), which will issue (i) $_____________ principal amount of its ___% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), (ii) $______________ principal amount of its ___% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), (iii) $____________ principal amount of its ___ % Class A-3 Asset Backed Notes (the "Class A-3 Notes"),
(iv) $____________ principal amount of its___% Class B Asset Backed Notes (the "Class B Notes" and together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Notes") pursuant to an Indenture to be dated as of the ________, 200_ (the "Indenture") between the Issuer and The Bank of New York, as trustee (the "Indenture Trustee") and (v) $_____________ principal amount of its ___% Asset Backed Certificates, representing fractional undivided interests in the Issuer (the "Certificates"; and together with the Notes, the "Securities"). The assets of the Issuer will include, among other things, a pool of retail installment sale contracts secured by new and used cars and light duty trucks (the "Contracts") originated by Premier Auto Finance, L.P, an Illinois limited partnership (the "Seller"), certain monies due or received thereunder on or after _________, 200_ (the "Cutoff Date"), security interests in the vehicles financed thereby, certain accounts, and the proceeds thereof, the rights of the Seller against the originating dealers and other third parties, the proceeds from claims on certain insurance policies, the rights of the Depositor against the Seller under the Transfer and Sale Agreement and the rights of the Issuer against Virginia Surety Company, Inc. (the "Performance Guarantor") under the Performance Guarantee. The Contracts will be transferred to the Issuer by the Depositor in exchange for the Securities and the

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Contracts will be serviced for the Issuer by Premier Auto Finance, Inc.
("Premier Auto Finance", and in its capacity as servicer, the "Servicer") pursuant to a Sale and Servicing Agreement (the "Sale and Servicing Agreement") to be dated as of _________, 2000_ among the Depositor, the Servicer, the Indenture Trustee and the Issuer. Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Sale and Servicing Agreement.

                  This is to confirm the agreement concerning the purchase of the Securities from the Depositor by the several Underwriters named in
Schedule 1 hereto (the "Underwriters").

1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PERFORMANCE GUARANTOR, PREMIER AUTO FINANCE AND THE DEPOSITOR. The Performance Guarantor, Premier Auto Finance and the Depositor jointly and severally represent and warrant to and agree with the several Underwriters that:

                  (a) A registration statement on Form S-3 (No. 33-32802) has been filed by the Depositor with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement may have been amended or supplemented from time to time prior to the date hereof. Any such amendment or supplement was filed with the Commission in accordance with the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and any such amendment has become effective under the Securities Act. The Depositor proposes to file with the Commission pursuant to Rule 424(b)of the Rules and Regulations a prospectus supplement (the "Prospectus Supplement") to the prospectus dated ___________, 200_, relating to the Securities and the method of distribution thereof. Copies of such registration statement, any amendment or supplement thereto, including the Term Sheet dated __________ relating to the Securities (the "Term Sheet") disseminated by the Underwriters, such prospectus and the Prospectus Supplement have been delivered to you. Such registration statement, including exhibits thereto and the Term Sheet as incorporated by reference therein, and such prospectus, as amended or supplemented to the date hereof, and as further supplemented by the Prospectus Supplement, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively. The conditions to the use of a registration statement on Form S-3 under the Securities Act have been satisfied. The Depositor filed the Term Sheet on Form 8-K with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within two business days of its dissemination by the Underwriters.

                  (b) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, and the Prospectus, as of the date of the Prospectus Supplement, complied in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact and, in the case of the Registration Statement and any post-effective amendment thereto, did not omit to state any material fact required to be stated therein or necessary to make the statements therein not

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                                                                             3

         misleading and, in the case of the Prospectus, did not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; on the Closing Date (as hereinafter defined), the Registration Statement and the Prospectus, as amended or supplemented as of the Closing Date, will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and the Trust Indenture Act and the rules and regulations of the Commission thereunder and neither the Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representation and warranty in the preceding sentence does not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Indenture Trustee under the Trust Indenture Act or (ii) that information contained in or omitted from the Registration Statement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriters' Information (as defined herein). The Indenture has been qualified under the Trust Indenture Act.

                  (c) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Contracts.

                  (d) The representations and warranties of the Depositor in
         Section 3.01 of the Sale and Servicing Agreement will be true and correct as of the Closing Date.

                  (e) The representations and warranties of the Seller in Sections 3.01, 3.02, 3.03 and 3.04 of the Transfer and Sale Agreement will be true and correct as of the Closing Date.

                  (f) The representations and warranties of the Servicer in
         Section 3.02 of the Sale and Servicing Agreement will be true and correct as of the Closing Date.

                  (g) The representations and warranties of the Performance Guarantor in the Performance Guarantee will be true and correct as of the Closing Date.

                  (h) Each of the Depositor, Premier Auto Finance and the Performance Guarantor has the power and authority to execute and deliver this Agreement and to carry out the terms of this Agreement and the execution, delivery and performance by each of the Depositor, Premier Auto Finance and the Performance Guarantor of this Agreement have been duly authorized by each of the Depositor, Premier Auto Finance and the Performance Guarantor by all necessary corporate action.

                  (i) This Agreement has been duly executed and delivered by the Depositor, Premier Auto Finance and the Performance Guarantor.

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                  (j) When authenticated by the Owner Trustee in accordance
         with the Trust Agreement and delivered and paid for pursuant to this Agreement, the Certificates will be duly issued and entitled to the benefits and security afforded by the Trust Agreement and the Sale and Servicing Agreement.

                  (k) When authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be duly issued and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (l) The execution, delivery and performance of this Agreement and the consummation by each of the Depositor, Premier Auto Finance and the Performance Guarantor of the transactions contemplated hereby shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of such party, or any indenture, agreement or other instrument to which either such party is a party or by which it is bound, or violate any law or, to either such party's knowledge, any order, rule or regulation applicable to such party of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such party or any of its properties; and, except for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no permit, consent, approval of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (m) There are no proceedings or investigations pending or, to the knowledge of any of the Depositor, Premier Auto Finance or the Performance Guarantor, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over such party or its properties asserting the invalidity of this Agreement or any of the Securities, seeking to prevent the issuance of any of the Securities or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, if determined adversely to such party, is reasonably likely to materially and adversely affect the performance by such party of its obligations under, or the validity or enforceability of, the Securities or this Agreement, or that may adversely affect the federal or state income, excise, franchise or similar tax attributes of the Securities.

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                  (n) There are no contracts or other documents which are
         required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations and which have not been so described or filed.

                  (o) The Depositor is not in violation of its certificate of incorporation or by-laws, is not in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the Depositor's property or assets is subject or (iii) is not in violation in any respect of any law, order, rule or regulation applicable to the Depositor or any of the Depositor's property of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its property.

                  (p) Neither the Issuer nor the Depositor is an "investment company" or under the "control" of an "investment company" within the meaning thereof as defined in the Investment Company Act of 1940, as amended.

                  (q) None of the Seller, Premier Auto Finance, the Depositor or anyone acting on its behalf has taken any action that would require qualification of the Trust Agreement under the Trust Indenture Act.

                  2. PURCHASE BY THE UNDERWRITERS. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Depositor agrees to cause to be issued by the Issuer and to sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Depositor, the respective principal amount of Securities set forth opposite the name of such Underwriter in Schedule 1 hereto at a purchase price equal to with respect to the Class A-1 Notes, ____% of the principal amount thereof, with respect to the Class A-2 Notes, ____% of the principal amount thereof, (iii) with respect to the Class A-3 Notes, _____ % of the principal amount thereof, (iv) with respect to the Class B Notes, ____ % of the principal amount thereof and (v) with respect to the Certificates, ______% of the principal amount thereof.

                  The Depositor shall not be obligated to deliver any of the Securities except upon payment in full for all the Securities to be purchased as provided herein.

                  3. DELIVERY OF AND PAYMENT FOR THE SECURITIES. Delivery of and payment for the Securities shall be made at the office of Winston & Strawn, or at such other place as shall be agreed upon by [Name of the Representative], as representative of the Underwriters (the "Representative") and the Depositor, at 9:00 A.M., Chicago time, on ________, 200_, or at such other date or time, not later than five full business days thereafter, as shall be agreed upon by the

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Representative and the Depositor (such date and time being referred to herein as the "Closing Date"). On the Closing Date, the Depositor shall deliver or cause to be delivered to the Representative for the account of each Underwriter the Securities against payment to or upon the order of the Depositor of the purchase price in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, each class of the Securities shall be represented by one or more global certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interest of the beneficial owners of the Securities will be represented by book-entries on the records of DTC and participating members thereof. Definitive certificates representing the Securities will be available only under limited circumstances.

                  4. FURTHER AGREEMENTS OF THE DEPOSITOR. The Depositor agrees with each of the several Underwriters:

                  (a) To file the Prospectus Supplement with the Commission pursuant to and in accordance with Rule 424(b) of the Rules and Regulations within the time period prescribed by such rule and provide evidence satisfactory to the Representative of such timely filing.

                  (b) During any period in which a prospectus relating to the Securities is required to be delivered under the Securities Act: to advise the Representative promptly of any proposal to amend the Registration Statement or amend or supplement the Prospectus and not to effect any such amendment or supplementation without the consent of the Representative; to advise the Representative promptly of (i) the effectiveness of any post-effective amendment to the Registration Statement, (ii) any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) the issuance by the Commission of any order preventing or suspending the use of any prospectus relating to the Securities or the initiation or threatening of any proceedings for that purpose and (v) the receipt by the Depositor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification and, if any such stop order or order of suspension is issued, to obtain the lifting thereof at the earliest possible time.

                  (c) If, during any period in which a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative immediately thereof, and to promptly prepare and file with the Commission,

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         subject to paragraph (b) of this Section 4, an amendment or a supplement to the Prospectus such that the statements in the Prospectus, as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading, or such that the Prospectus will comply with the Securities Act.

                  (d) To furnish promptly to each of the Representative and counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; and during the period described in paragraph (c) of this Section 4, to deliver promptly without charge to the Representative such number of the following documents as the Representative may from time to time reasonably request: conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and each of the Transaction Documents) and any preliminary prospectus supplement, the Term Sheet, the Prospectus and any amendment or supplement thereto.

                  (e) During any period in which a prospectus relating to the Securities is required to be delivered under the Securities Act, to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Representative, be required by the Securities Act or requested by the Commission.

                  (f) For so long as any of the Securities are outstanding or until such time as the Underwriters shall cease to maintain a secondary market in the Securities, to furnish to the Underwriters (i) copies of all materials furnished by the Issuer to the Security holders and all reports and financial statements furnished by the Issuer to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder and (ii) from time to time, such other information concerning the Depositor and the Issuer as the Representative may reasonably request.

                  (g) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; PROVIDED that in connection therewith the Depositor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (h) For a period of __ days from the date of the Prospectus, to not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offering of, any securities collateralized by, or evidencing an ownership interest in, a pool of retail installment sale contracts for new and used cars and light duty trucks without the prior written consent of the Representative.

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                  (i) For a period from the date of this Agreement until the retirement of the Securities, to deliver to you the annual statement of compliance and the annual independent certified public accountants' report furnished to the Owner Trustee and the Indenture Trustee, pursuant to the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Owner Trustee and the Indenture Trustee, respectively.

                  (j) To the extent, if any, that the ratings provided with respect to the Securities by the Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service Inc. ("Moody's") are conditional upon the furnishing of documents or the taking of any other actions by Premier Auto Finance or the Depositor, to furnish such documents and take any such other actions.

                  5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of Premier Auto Finance, the Performance Guarantor and the Depositor contained herein, to the accuracy of the statements of Premier Auto Finance, the Performance Guarantor, the Depositor and the Seller made in any certificates pursuant to the provisions hereof, to the performance by the Depositor of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Representative; and the Depositor shall have filed the Prospectus Supplement with the Commission pursuant to Rule 424(b) of the Rules and Regulations within the time period prescribed by such rule.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, each of the Transaction Documents, the Registration Statement and the Prospectus, and all other legal matters relating to such agreements and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the Underwriters, and the Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) The Transfer and Sale Agreement shall have been duly executed and delivered by the Seller and the Depositor.

                  (d) The Trust Agreement shall have been duly executed and delivered by the Depositor and the Owner Trustee and the Certificates shall have been duly executed and delivered by the Owner Trustee on behalf of the Issuer and duly authenticated by the Owner Trustee.

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                  (e) The Sale and Servicing Agreement shall have been duly
         executed and delivered by the Servicer, the Depositor, the Issuer and the Indenture Trustee.

                  (f) The Indenture shall have been duly executed and delivered by the Issuer and the Indenture Trustee and the Notes shall have been duly executed and delivered by the Issuer and duly authenticated by the Indenture Trustee.

                  (g)ab The Performance Guarantee shall have been duly executed and delivered by the Performance Guarantor.

                  (h) The Representative shall have received evidence satisfactory to it and its counsel that on or before the Closing Date, UCC-1 financing statements required to be filed on or prior to the Closing Date pursuant to the Transaction Documents have been filed.

                  (i) ____________, counsel to the Seller, shall have furnished to the Representative their written opinion, as counsel to the Seller, addressed to the Underwriters and dated the Closing Date, regarding the due organization of the Seller, the due authorization, execution and delivery by the Seller of the Transfer and Sale Agreement, no conflicts or violations of organizational documents, contracts or law and other related matters, in form and substance reasonably satisfactory to the Representative and its counsel.

                  (j) ____________, counsel to the Performance Guarantor, shall have furnished to the Representative their written opinion, as counsel to the Performance Guarantor, addressed to the Underwriters and dated the Closing Date, regarding the due organization of the Performance Guarantor, the due authorization, execution and delivery by the Performance Guarantor of this Agreement and the Performance Guarantee, no conflicts or violations of organizational documents, contracts or law and other related matters, in form and substance reasonably satisfactory to the Representative and its counsel.

                  (k) ____________, counsel to Premier Auto Finance, shall have furnished to the Representative their written opinion, as counsel to Premier Auto Finance, addressed to the Underwriters and dated the Closing Date, regarding the due incorporation of Premier Auto Finance, the due authorization, execution and delivery by Premier Auto Finance of the Transaction Documents to which it is a party, no conflicts or violations of charter, contracts or law and other related matters, in form and substance reasonably satisfactory to the Representative and its counsel.

                  (l) ____________, counsel to the Depositor, shall have furnished to the Representative their written opinion, as counsel to the Depositor, addressed to the Underwriters and dated the Closing Date, regarding the due incorporation of the Depositor, the due authorization, execution and delivery by the Depositor of the Transaction Documents to which it is a party, no conflicts or violations of charter, contracts or law and other related matters, in form and substance reasonably satisfactory to the Representative and its counsel.

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                  (m) ____________, special counsel to the Issuer, shall have furnished to the Representative their written opinion, as counsel to the Issuer, addressed to the Underwriters and dated the Closing Date, regarding (i) the due organization of the Issuer, (ii) other general Delaware law matters with respect to the Issuer, including, without limitation, the due authorization, execution and delivery of the Transaction Documents by the Issuer, and (iii) the perfection and priority of the security interests created by the Indenture, in each case, in form and substance reasonably satisfactory to the Representative and its counsel.

                  (n) Winston & Strawn shall have furnished to the Representative their written opinion, addressed to the Underwriters and dated the Closing Date, regarding (i) the enforceability of the Transaction Documents, (ii) the validity of the security interests created thereby, (iii) the perfection and priority of the security interests created by the Transfer and Sale Agreement and the Sale and Servicing Agreement, (iv) no violations of law, (v) compliance with applicable securities laws, (vi) exemption of the Seller, the Servicer, the Depositor and the Issuer from registration as an investment company under the Investment Company Act of 1940 (v) the conformity in all material respects of each of the Transaction Documents to the description thereof contained in the Registration Statement and the Prospectus and (vi) negative assurances concerning the Prospectus, in each case in form and substance reasonably satisfactory to the Representative and its counsel.

                  (o) Winston & Strawn shall have furnished to the Representative their written opinion, addressed to the Underwriters and dated the Closing Date, regarding the characterization of the transfer of the Contracts by the Seller to the Depositor pursuant to the Transfer and Sale Agreement as a "true sale", in form and substance reasonably satisfactory to the Representative and its counsel.

                  (p) Winston & Strawn shall have furnished to the Representative their written opinion, addressed to the Underwriters and dated the Closing Date, regarding the substantive nonconsolidation of the assets and liabilities of the Seller or the Servicer with those of the Depositor, in form and substance reasonably satisfactory to the Representative and it counsel.

                  (q) Winston & Strawn shall have furnished to the Representative their written opinion, addressed to the Underwriters and dated the Closing Date, to the effect that (i) the Issuer will not be an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes, (ii) the Notes will be characterized as indebtedness for federal income tax purposes and (iii) the statements set forth in the Prospectus under the heading "Material Federal Income Tax Consequences", to the extent that they are statements of law are true and correct in all material respects, in form and substance reasonably satisfactory to the Representative and its counsel.

                  (r) The Representative shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Representative may require, and the Depositor shall have furnished to such counsel such documents as they reasonably request for enabling them to pass upon such matters.

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                  (s) ____________, counsel to the Owner Trustee, shall have furnished to the Representative their written opinion, as counsel to the Owner Trustee, addressed to the Underwriters and dated the Closing Date, regarding the due organization of the Owner Trustee, the due authorization, execution and delivery by the Owner Trustee of the Trust Agreement, no conflicts or violations of organizational documents, contracts or law and other related matters, in form and substance reasonably satisfactory to the Representative and its counsel.

                  (t) Emmet, Marvin & Martin, special counsel to the Indenture Trustee, shall have furnished to the Representative their written opinion, as counsel to the Indenture Trustee, addressed to the Underwriters and dated the Closing Date, regarding the due organization of the Indenture Trustee, the due authorization, execution and delivery by the Indenture Trustee of the Transaction Documents to which it is a party, no conflicts or violations of organizational documents, contracts or law and other related matters, in form and substance reasonably satisfactory to the Representative and its counsel.

                  (u) The Representative shall have received a letter dated the date hereof (the "Procedures Letter") from a firm of independent nationally recognized certified public accountants acceptable to the Representative verifying the accuracy of such financial and statistical data contained in the Prospectus as the Representative shall deem advisable. In addition, if any amendment or supplement to the Prospectus made after the date hereof contains financial or statistical data, the Representative shall have received a letter dated the Closing Date confirming the Procedures Letter and providing additional comfort on such new data.

                  (v) The Representative shall have received a certificate, dated the Closing Date, of any two of the Chairman of the Board, the President, any Vice President and the chief financial officer of the Seller stating that the representations and warranties of the Seller contained in the Transfer and Sale Agreement are true and correct on and as of the Closing Date, (B) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied thereunder at or prior to the Closing Date and (C) since __________, there has been no material adverse change in the financial position or results of operations of the Seller or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Seller except as set forth in or contemplated by the Registration Statement and the Prospectus.

                  (w) The Representative shall have received a certificate, dated the Closing Date, of any two of the Chairman of the Board, the President, any Vice President and the chief financial officer of the Performance Guarantor stating that the representations and warranties of the Performance Guarantor contained in this Agreement and the Performance Guarantee are true and correct on and as of the Closing Date, (B) the Performance Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Performance Guarantor at or prior to the Closing Date and

         (C) since __________, there has been no material adverse change in the financial position or results of operations of the Performance Guarantor or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Performance Guarantor except as set forth in or contemplated by the Registration Statement and the Prospectus.

                  (x) The Representative shall have received a certificate, dated the Closing Date, of any two of the Chairman of the Board, the President, any Vice President and the chief financial officer of Premier Auto Finance stating that the representations and warranties of Premier Auto Finance contained in this Agreement and the Transaction Documents to which it is a party are true and correct on and as of the Closing Date, (B) Premier Auto Finance has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under such agreements at or prior to the Closing Date and
         (C) since __________, there has been no material adverse change in the financial position or results of operations of Premier Auto Finance or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of Premier Auto Finance except as set forth in or contemplated by the Registration Statement and the Prospectus.

                  (y) The Representative shall have received a certificates, dated the Closing Date, of any two of the Chairman of the Board, the President, any Vice President and the chief financial officer of the Depositor stating that the representations and warranties of the Depositor contained in this Agreement and the Transaction Documents to which it is a party are true and correct on and as of the Closing Date,
         (B) the Depositor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under such agreements at or prior to the Closing Date, (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of his or her knowledge, are contemplated by the Commission, and (D) since __________, there has been no material adverse change in the financial position or results of operations of the Depositor or the Issuer or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Depositor or the Issuer except as set forth in or contemplated by the Registration Statement and the Prospectus.

                  (z) The Representative shall have received a letter from S&P stating that the Notes have received a rating of "___" from S&P and a letter from Moody's stating that the Notes have received a rating of "___" from Moody's.

                  (aa) The Representative shall have received a letter from S&P stating that the Certificates have received a rating of "___" from S&P and a letter from Moody's stating that the Certificates have received a rating of "___" from Moody's.

                  (ab) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: trading in securities generally on the New York Stock

         Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of Aon Corporation on any exchange or in the over-the-counter market shall have been suspended or a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  6. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Depositor prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(bb) shall have occurred or any of the conditions described in Section 5(v), 5(w), 5(x) or 5(y) shall not be satisfied.

                  7. DEFAULTING UNDERWRITERS. If, any one or more of the Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter hereunder on the Closing Date, and such failure constitutes a default in the performance of its or their obligations under this Agreement, the Representative may make arrangements for the purchase of such Securities by other persons satisfactory to the Depositor and the Representative, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then each remaining non-defaulting Underwriter shall be severally obligated to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Closing Date if the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-eleventh of the aggregate principal amount of the Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the principal amount of the Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section . If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Representative and the Depositor do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Depositor, except that the Depositor will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto who, pursuant to this Section , purchases Securities which a defaulting Underwriter agreed but failed to purchase.

                  (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting Underwriter, either the Representative or the Depositor may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Depositor or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Depositor agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

                  8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If notice shall have been given pursuant to Section terminating the obligations of the Underwriters hereunder, the Depositor shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement, Premier Auto Finance shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand Premier Auto Finance shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section by reason of the default of one or more Underwriters, Premier Auto Finance shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  9. INDEMNIFICATION. Premier Auto Finance, the Performance Guarantor and the Depositor shall, jointly and severally, indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Underwriter) against any loss, claim, damage or liability, joint or several, to which that Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus supplement, the Registration Statement or the Prospectus or in any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter directly in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage or liability (or any action in respect thereof) as such expenses are incurred; PROVIDED, HOWEVER, that none of Premier Auto Finance, the

Performance Guarantor or the Depositor shall be liable in any such case to the extent that any such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus supplement, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriters' Information.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Depositor, each of its directors, each officer of the Depositor who signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Depositor), against any loss, claim, damage or liability, joint or several, to which the Depositor may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus supplement, the Registration
Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Depositor by or on behalf of such Underwriter specifically for use therein, and shall reimburse the Depositor for any legal or other expenses reasonably incurred by the Depositor in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage or liability (or any action in respect thereof) as such expenses are incurred. The parties acknowledge and agree that the written information furnished to the Depositor through the Representative by or on behalf of the Underwriters (the "Underwriters' Information") consists solely of the paragraph below the footnotes on the cover page of the Prospectus Supplement concerning the terms of the offering and the second paragraph of text and the following table under the caption "Underwriting" in the Prospectus Supplement.

                  (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, PROVIDED, FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this

Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings.

                  The obligations of Premier Auto Finance, the Performance Guarantor, the Depositor and the Underwriters in this Section 9 and in
Section 10 are in addition to any other liability which Premier Auto Finance, the Performance Guarantor, the Depositor or the Underwriters, as the case may be, may otherwise have.

                  10. CONTRIBUTION. If the indemnification provided for in
Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as shall be appropriate to reflect the relative benefits received by the Seller and the Depositor on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Premier Auto Finance, the Seller and the Depositor on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Seller and the Depositor on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus Supplement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supp(i)ablied by Premier Auto Finance, the Seller or the Depositor on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  Premier Auto Finance, the Performance Guarantor, the Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability referred to above in this Section 10 shall be deemed to include, subject to the limitations on the fees and expenses of separate counsel set forth in Section 9, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim or any action in respect thereof. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to indemnify as provided in Section 9 and contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.

                  11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, Premier Auto Finance, the Performance Guarantor, the Depositor, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, Premier Auto Finance, the Performance Guarantor and the Depositor and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  12. EXPENSES. The Depositor agrees with the Underwriters to pay the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any preliminary prospectus supplement, the Prospectus and any amendment or supplement to the Prospectus, including, without limitation, the Prospectus Supplement, all as provided in this Agreement; the costs of printing, reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, telex or other means of communications; the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters); any fees charged by S&P and Moody's for rating the Securities; all fees and expenses of the Owner Trustee and the Indenture Trustee and their respective counsel; and all other costs and expenses incident to the performance of the obligations of the Depositor under this Agreement; PROVIDED that, except as otherwise provided in this Section 12 and in Section 8, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

                  13. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of Premier Auto Finance, the Performance Guarantor, the Depositor and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any (i) termination or cancellation of this Agreement, (ii) any investigation made by or on behalf of any of them or any person controlling any of them or (iii) acceptance of and payment for the Securities.

                  14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission and confirmed to _______________, _______________ Attention: _____________, with a copy to the Legal
         Department;

                  (b) if to the Depositor, shall be delivered or sent by mail or facsimile transmission and confirmed to the address of the Depositor set forth in the Registration Statement, Attention: General Counsel, with a copy to Premier Auto Finance at the address set forth in the Registration Statement, Attention: General Counsel;

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Depositor shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

                  15. DEFINITIONS OF CERTAIN TERMS. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

                  16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing is in accordance with your understanding of the agreement between Premier Auto Finance, the Performance Guarantor and the Depositor and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                                          Very truly yours,

                                          DEALER AUTO RECEIVABLES CORPORATION


                                          By
                                            ----------------------------------
                                             Name:
                                             Title:


                                          PREMIER AUTO FINANCE INC.


                                          By
                                            ----------------------------------
                                             Name:
                                             Title:

                                          VIRGINIA SURETY COMPANY, INC.


                                          By
                                            ----------------------------------
                                             Name:
                                             Title:


Accepted:

[NAME OF REPRESENTATIVE]
For Itself and as Representative
of the Several Underwriters


By
  ----------------------------------
         AUTHORIZED SIGNATORY

                                   SCHEDULE 1


                      Principal        Principal          Principal       Principal
                      Amount of        Amount of         Amount of        Amount of
                      Class A-1        Class A-2         Class A-3        Class B
Underwriters          Notes            Notes             Notes            Notes
------------          ---------        ---------         ----------       ---------
                      $                $                 $                $




                      Principal Amount
Underwriters          of Certificates
------------          ----------------
                      $